UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 27, 2006

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ANGELCITI ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-30213	52-2043569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9000 SHERIDAN STREET, SUITE 7, PEMBROKE PINES, FL 33024

(Address of Principal Executive Office) (Zip Code)

800-908-9574

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 27, 2006, Dean Ward, the Secretary, Treasurer and Chief Financial Officer of AngelCiti Entertainment, Inc. (the “Company”) and a Director of the Company resigned from all the aforementioned position with the Company and was replaced by George Gutierrez in his capacities as Secretary, Treasurer and Chief Financial Officer and by Grace Bustamanate in his capacity as a Director of the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit No.	Description
17.1	Letter of Departure of Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANGELCITI ENTERTAINMENT, INC

By:	/s/ GEORGE GUTIERREZ
George Gutierrez President

Date:  March 3, 2006

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